Q1 2026 Earnings Call Presentation Thursday, May 7, 2026

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly reports on Form 10-Q filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

Q1 2026 Safety Moment: Electrical Safety Month 3

Titles Should Be Font Size 40 – 44 4 Jeff Householder Chair of the Board, President & Chief Executive Officer Beth Cooper Executive Vice President and Chief Financial Officer Jeff Sylvester Senior Vice President and Chief Operating Officer Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters

$47M FCG RATE CASE REVENUE REQUEST 11% ADJ. EPS GROWTH vs. Q1'25 Growth Trajectory Continues in Q1 2026 5 $2.22 $2.47 Q1 2025 Q1 2026 Q1 Diluted EPS1 1 See appendix for a reconciliation of non-GAAP metrics. +11% $122M Q1'26 CAPITAL EXPENDITURES 16% ADJ. NET INCOME GROWTH vs. Q1'25 $12.4M TRANSMISSION & INFRASTRUCTURE $10.6M DISTRIBUTION GROWTH & USAGE INCREMENTAL ADJUSTED MARGIN:

Growth Remains Core to Long-Term Strategy Average Residential Customer Growth 6 3.3% 2.2% 2.0%Q 1' 26 v s. Q 1' 25 DELMARVA FPU FCG

Q1 2026 CapEx In Line with Full-Year Guidance $500.0 2026 Guidance 2026 Guidance 2026 Guidance Includes: $450 - $500M $ in millions Q1 2026 Spend Distribution $110 - $120M • Ongoing distribution system expansion and reliability projects across our Delmarva & Florida service areas $32M Transmission $135 - $145M • Worcester Resiliency Upgrade • Miami Inner Loop • Duncan Plains Data Center Pipeline • RNG Transportation Projects • Other Transmission Expansion Projects $40M Infrastructure $90 - $100M • FPU's GUARD & FCG's SAFE Programs • ESNG Capital Cost Surcharge Program • Electric Storm Protection Plan $18M Technology $90 - $100M • Enterprise Resource Plan (ERP) • Additional technology, cybersecurity investments $17M Unregulated $25 - $35M • Marlin Virtual Pipeline, Propane, Aspire Energy $14M $122M 7

Transmission Projects Advance to Meet Demand 8 # Project Name Status1 In-Service Total CapEx Adj. Gross Margin ($M) 2025A 2026E 2027E 1 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 $3.4 2 Indian River RNG In-Service Q1-Q2 2025 ~$18M $2.5 $5.4 $6.43 Brevard RNG In-Service ~$6M 4 Medley RNG In-Service ~$22M 5 New Smyrna Beach In-Service Q2 2025 ~$15M $1.6 $2.6 $2.6 6 St. Cloud Expansion In-Service Q2 2025 ~$20M $2.9 $3.8 $3.8 7 Wildlight Phase 1 & 2 In-Service 2023-2025 ~$25M $2.6 $4.3 $4.3 8 Miami Inner Loop In-Service 2H 2025 ~$40M $2.8 $7.6 $7.6 9 Lake Mattie, Plant City In-Service Q3 2025 ~$18M $2.6 $4.3 $4.3 10 Worcester Resiliency Upgrade (WRU) In-Progress Q1 2027 ~$100M $0.3 $1.5 $17.1 11 AEX Duncan Plains In-Progress 2027 ~$10M — — $1.1 Totals: ~295M $18.3 $32.9 $50.6 1 May reflect interim in-service status using Marlin Virtual Pipeline Services while construction is being completed.

9 Worcester Resiliency Upgrade (WRU) Project • FERC delays in Notice to Proceed permitting process in Fall 2025 • Severe winter weather impacted site access and work hours throughout January / February • Building in additional time for FERC commissioning • Winter season reinforced need for LNG storage 500K-gal LNG Storage Facility in Bishopville, MD $(0.10) FY 2026 EPS IMPACT $17.1M FY 2027 MARGIN Q1 2027 EXPECTED IN-SERVICE Q4 2026 EXPECTED COMPLETION

Significant Upside with Future Growth Projects 10 • DELMARVA REGIONAL ENHANCEMENT (DRE) $75M, 20+ mile ESNG transmission expansion project to add firm capacity and improve system reliability; evaluating possibilities for further future expansion • ACCOMACK COUNTY EXPLORATION PROJECT Determining feasibility, design and engineering to develop a potential new natural gas system on Virginia's Eastern Shore supported by a $6.5 million county grant • CAPE CANAVERAL LNG OPPORTUNITIES Identifying alternative LNG storage sites and pipeline development opportunities to serve cruise, space and port industries • SOUTH FLORIDA CAPACITY EXPANSION Assessing opportunities to increase natural gas transmission capacity in south Florida to serve the significant demand growth

Florida City Gas Rate Case Overview 11 Date Milestone February 18, 2026 Notice of Intent filed April 20, 2026 General rate case filed Q3 2026 Interim rates (if approved) expected to be in effect Q4 2026 Estimated hearing date Q4 2026 / Early 2027 Final rates expected to be effective • Forward Test Year: Ending 12/31/2027 • Adjusted 2027 Rate Base: $780 million • Interim rate request: $16 million • Revenue Requirement Request: $47 million • ROE Request: 11.25% • Overall ROR Request: 8.3% • Key Recovery Request Items: ◦ Investment in reliability & efficiency ◦ Inflationary O&M increases ◦ Insurance, D&A, Property Taxes Key Highlights of the Filing

Transforming for Growth… Powered by People 12 PARTNERS COMMUNITIES CUSTOMERSTEAMMATES Members of CPK Leadership team volunteer at the Barnabas Center in Fernandina Beach, Florida (April 2026)

People-centered talent development and change management Project Insight unifying and improving data access and analytics Transforming for Growth Building a Platform for Significant Scale 13 CUSTOMER EXPERIENCE OPERATIONAL EXCELLENCE DIGITAL AGILITY EMPLOYEE EXPERIENCE FINANCIAL MODERNIZATION 2026 Initiatives Multi-Year ERP Project • Named for "One Company" approach to Centralize, Optimize, Reimagine & Energize • SAP S4Hana for Asset Management, Supply Chain, Human Resources & Finance • System Go-Live targeted for Q2 2027 • Expected capital investment of $75 million in 2026 Transformation Themes Modernizing interactions through automation and digital platforms Enterprise Committees for risk management & governance

$2.22 $2.47 Q1 2025 Q1 2026 +11% $182.4 $206.2 Q1 2025 Q1 2026 $51.1 $59.3 Q1 2025 Q1 2026 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 14 Consistent Growth in Q1 2026 $ millions except per share amounts +16%+13%

$2.22 $0.21 $0.17 $0.14 $0.13 $0.06 $0.04 $0.03 $(0.20) $(0.09) $(0.05) $(0.04) $(0.02) $(0.09) $(0.04) $2.47 Q1 2025 Adj. EPS Natural Gas Trans. Expansions Infra. Program Growth Usage from Colder Weather Regulatory Rate Increases Natural Gas Dist. Growth Aspire Perf. Off- System Gas Sales Gain Increased Payroll and Benefits Increased O&M Expense Increased D&A Credit, Collections, Customer Service Interest Expense Share Dilution Other Q1 2026 Adj. EPS 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Earnings Per Share1 15 Q1 2026 Key Performance Drivers

$147.7 $128.1 Q1 2026 Q1 2025 Regulated Adjusted Gross Margin1 Unregulated Adjusted Gross Margin1 + 15% 16 Strong Operational Gross Margin Growth 1See appendix for a reconciliation of non-GAAP metrics. $58.6 $54.5 Q1 2026 Q1 2025 +8% • $19.6 million increase driven by: ◦ Transmission system expansions ◦ Infrastructure program growth ◦ Rate case outcomes for MD, DE, FL Electric ◦ Distribution growth & colder weather • $10.6 million increase in Operating Income • $4.1 million increase driven by: ◦ Increased propane customer consumption ◦ Increased Aspire rates and gathering fees ◦ Higher Aspire customer consumption • $2.0 million increase in Operating Income $ millions except per share amounts

Equity Short-Term Debt1 Long-Term Debt 50% 9% 41% 50% 10% 40% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the $450M Revolver and $343M of Private Placement Shelf Agreements. Equity Issuances & Shares Outstanding • 107 thousand shares issued throughout Q1 2026 • 24,004,761 shares outstanding as of 5/4/2026 $ in millions Executing on Our Financing Strategy $3,218 $3,311 $1,327 $1,325 $293 $334 $1,599 $1,652 12/31/2025 3/31/202617 • 74% of total liquidity available as of 3/31/2026 ◦ Out of total capacity of $$793.3M million2 Debt & Liquidity Update • EQUITY: Expect to issue ~$60M through existing ATM and waiver programs • DEBT: Expect to issue $200 - $250M ◦ First tranche of FCG debt due in 2026; expected to be refinanced at lower rates 2026 Financing Updates Total Capitalization

$1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $2.94 $1.22 $1.32 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 1 Calculated through 12/31/2025. 10-Year Dividend CAGR of 9.2% Dividend and Earnings Growth Drive Industry-Leading Annual Shareholder Return ~10.2%+ 10-Year CAGR1 Performance Track Record of Strong Earnings Growth 9.1% CAGR since 201618 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per Share 50 - 55% Earnings Reinvestment Supports robust capital program 45 - 50% Target Payout Ratio: 9.2% Dividend Growth CAGR 8% 12% 9% 9% 9% 11% 10% 8% 7% 7%Annual Growth Rate

1 See appendix for a reconciliation of non-GAAP metrics. 19 Industry-Leading Adjusted EPS Growth Building on track record of 19 consecutive years of growth and 9.1% EPS CAGR $1.15 $1.29 $1.32 $1.43 $1.82 $1.91 $1.99 $2.26 $2.47 $2.72 $2.86 $2.89 $3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.01 $8.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2028E 12% 2% 8% 27% 5% 4% 14% 9% 10% 5% 1% 20% 7% 13% 12% 7% 5% 2% 12%Annual Growth Rate 19 Years of Consecutive Earnings Growth 9.1% EPS CAGR + $7.75 2028 EPS Guidance

Transforming for Growth in 2026 & Beyond 20 Top-Quartile Growth & Total Shareholder Return Maintaining Our Financial Discipline Delivering on Our Promises Focusing on the Three Pillars of Growth Powered By All Stakeholders “As my chapter as CFO of this great organization comes to an end, CPK stands ready to build on a secure foundation, powered by the next set of leaders who will imprint their unique stamp on a transforming company that continues to reach new heights.” --Beth W. Cooper, EVP and CFO

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

$135 $132 $197 $157 $212 $152 $58 $159 $59 $52 $43 $111 $100 $100 $160 $100 $150 $90 $100 $35 $32 $37 $57 $62 $62 $59 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ $ in millions 22 Long-Term Debt Maturity Profile Amortizing Principal Payments Bullet Maturities First tranche of FCG debt due in 2026; refinancing expected to generate interest rate savings

GAAP to Non-GAAP Reconciliation: Consolidated

$ in millions

Consolidated Reconciliation	First Quarter Results						
		Q1 2026		Q1 2025		$	%
GAAP Operating Revenues	$	**353.1**	$	**298.7**	$	**54.4**	**18%**
Cost of Sales							
Nat Gas, Propane, & Electric		(146.9)		(116.3)		(30.6)	26%
Operating Expense[1]		(27.5)		(22.7)		(4.8)	21%
D&A		(21.5)		(22.5)		1.0	(4)%
GAAP Gross Margin	$	**157.2**	$	**137.2**	$	**20.0**	**15%**
Add Back: Operating Expense[1]		27.5		22.7		4.8	21%
Add Back: D&A		21.5		22.5		(1.0)	(4)%
Adjusted Gross Margin	$	**206.2**	$	**182.4**	$	**23.8**	**13%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

CHESAPEAKE UTILITIES CORPORATION
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GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

Regulated Segment	First Quarter Results Q1 2026		Q1 2025		$	%
GAAP Operating Revenues	$	**249.3**	$	**199.6**	$ **49.7**	**25%**
Cost of Sales						
Nat Gas, Propane, & Electric		(101.6)		(71.5)	(30.1)	42%
Operating Expense[1]		(16.7)		(13.3)	(3.4)	26%
D&A		(16.1)		(17.6)	1.5	(9)%
GAAP Gross Margin	$	**114.9**	$	**97.2**	$ **17.7**	**18%**
Add Back: Operating Expense[1]		16.7		13.3	3.4	26%
Add Back: D&A		16.1		17.6	(1.5)	(9)%
Adjusted Gross Margin	$	**147.7**	$	**128.1**	$ **19.6**	**15%**

Unregulated Segment	Q1 2026		Q1 2025		$	%
GAAP Operating Revenues	$	**113.7**	$	**106.7**	$ **7.0**	**7%**
Cost of Sales						
Nat Gas, Propane, & Electric		(55.1)		(52.2)	(2.9)	6%
Operating Expense[1]		(10.9)		(9.7)	(1.2)	12%
D&A		(5.4)		(4.9)	(0.5)	10%
GAAP Gross Margin	$	**42.3**	$	**39.9**	$ **2.4**	**6%**
Add Back: Operating Expense[1]		10.9		9.7	1.2	12%
Add Back: D&A		5.4		4.9	0.5	10%
Adjusted Gross Margin	$	**58.6**	$	**54.5**	$ **4.1**	**8%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

CHESAPEAKE UTILITIES CORPORATION
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1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. First Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q1 2026 Q1 2025 $ % YTD 2026 YTD 2025 $ % GAAP Net Income $ 59.3 $ 50.9 $ 8.4 17% $ 59.3 $ 50.9 $ 8.4 17% FCG Transaction+Transition Expenses1 $ — $ 0.2 $ (0.2) (100)% $ — $ 0.2 $ (0.2) (100)% Adjusted Net Income $ 59.3 $ 51.1 $ 8.2 16% $ 59.3 $ 51.1 $ 8.2 16% Diluted Weighted Avg. Common Shares Outstanding 24,053 23,041 24,053 23,041 GAAP Diluted EPS $2.47 $2.21 $ 0.26 12% $2.47 $2.21 $ 0.25 12% FCG Transaction+Transition Expenses1 — 0.01 (0.01) (100)% — 0.01 (0.01) (100)% Adjusted Diluted EPS $2.47 $2.22 $ 0.25 11% $2.47 $2.22 $ 0.25 11% $ in millions except per-share amounts shares in thousands 25 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS